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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2009


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


     MASSACHUSETTS                      0-25251                  04-3447594
----------------------------          -----------            -------------------
(State Or Other Jurisdiction          (Commission               (IRS Employer
Of Incorporation)                     File Number)           Identification No.)


      399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS               02144
      --------------------------------------------------------------------
      (Address Of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            ------------

      On July 16, 2009, Central Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly common stock dividend of $0.05 per share payable on or about August 21, 2009 to stockholders of record on August 7, 2009. A copy of the Company's press release is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

      (d)   Exhibits

            Number      Description
            ------      -----------

             99.1       Press Release dated July 16, 2009

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTRAL BANCORP, INC.



Date:  July 16, 2009               By:  /s/ Paul S. Feeley
                                        --------------------------------
                                        Paul S. Feeley
                                        Senior Vice President, Treasurer and
                                          Chief Financial Officer